Financial Expenses (Tables)	12 Months Ended
Dec. 31, 2021
Financial Expenses
Schedule of Financial expenses

	Year Ended December 31,
	2021	2020	2019
Interest on lease liabilities	(590)	(388)	(307)
Other interest expenses	(6,518)	(5)	(18)
Exchange rate differences	—	(53,267)	(2,383)
Changes in FX options measured at fair value	—	(3,318)	(2,700)
Other financial expenses	(2,145)	—	—
Total	(9,253)	(56,978)	(5,408)